Income Taxes	12 Months Ended
Feb. 28, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES:

Income before income taxes was generated as follows:

	For the Years Ended
	February 28, 2017	February 29, 2016	February 28, 2015
(in millions)
Domestic	$788.0	$599.3	$481.6
Foreign	1,305.4	901.9	698.0
	$2,093.4	$1,501.2	$1,179.6

The income tax provision consisted of the following:

	For the Years Ended
	February 28, 2017	February 29, 2016	February 28, 2015
(in millions)
Current
Federal	$270.8	$126.2	$195.0
State	28.5	19.9	20.1
Foreign	126.2	43.5	49.0
Total current	425.5	189.6	264.1

Deferred
Federal	113.4	232.4	84.6
State	7.5	15.6	4.8
Foreign	7.8	3.0	(10.1)
Total deferred	128.7	251.0	79.3
Income tax provision	$554.2	$440.6	$343.4

The foreign provision (benefit) for income taxes is based on foreign pretax earnings. Earnings of foreign subsidiaries would be subject to U.S. income taxation on repatriation to the U.S. We provide for taxes that may be payable if undistributed earnings of foreign subsidiaries were to be remitted to the U.S., except for those earnings that we consider to be indefinitely reinvested.

During the third quarter of fiscal 2017, in connection with the agreement to divest the Canadian wine business and the ongoing Beer capacity expansion activities in Mexico, including the agreement to acquire the Obregon Brewery, we changed our assertion regarding our ability and intent to indefinitely reinvest undistributed earnings of certain foreign subsidiaries. Approximately $420 million of our earnings for the year ended February 28, 2017, and all future earnings for these foreign subsidiaries are expected to be indefinitely reinvested. Our current U.S. cash flow estimates and available borrowing capacity are expected to be sufficient to meet future domestic cash needs. Because we intend to use our historical unremitted earnings generated from our existing foreign subsidiaries to continue to support our U.S. investments in the future, our intent to repatriate those historical foreign earnings remains unchanged. Therefore, we continue to provide for anticipated tax liabilities on these amounts that are expected to be repatriated.

We have not provided for incremental U.S. income taxes on the indefinitely reinvested earnings. If at some future date these earnings cease to be indefinitely reinvested and are repatriated, we may be subject to additional U.S. income and other taxes on such amounts of approximately $110 million.

Deferred tax assets and liabilities reflect the future income tax effects of temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates that apply to taxable income.

Significant components of deferred tax assets (liabilities) consist of the following:

	February 28, 2017	February 29, 2016
(in millions)
Deferred tax assets
Loss carryforwards	$144.0	$74.2
Stock-based compensation	43.2	50.1
Inventory	12.5	14.1
Derivative instruments	—	5.1
Insurance accruals	5.2	3.8
Employee benefits	2.5	2.8
Unrealized foreign exchange	—	1.3
Other accruals	28.4	39.4
Gross deferred tax assets	235.8	190.8
Valuation allowances	(134.1)	(35.7)
Deferred tax assets, net	101.7	155.1

Deferred tax liabilities
Intangible assets	(720.6)	(688.1)
Property, plant and equipment	(255.0)	(264.2)
Provision for unremitted earnings	(229.3)	(199.9)
Investments in equity method investees	(24.2)	(24.3)
Unrealized foreign exchange	(4.1)	—
Derivative instruments	(0.9)	—
Total deferred tax liabilities	(1,234.1)	(1,176.5)
Deferred tax liabilities, net	$(1,132.4)	$(1,021.4)

In assessing the realizability of deferred tax assets, we consider whether it is more likely than not that some or all of the deferred tax assets will not be realized. In making this assessment, we consider the projected reversal of deferred tax liabilities and projected future taxable income. Based upon this assessment, we believe it is more likely than not that we will realize the benefits of these deductible differences, net of any valuation allowances.

As of February 28, 2017, operating loss carryforwards totaling $321.2 million are being carried forward in a number of jurisdictions where we are permitted to use tax operating losses from prior periods to reduce future taxable income. Of these operating loss carryforwards, $301.6 million will expire in fiscal 2018 through fiscal 2037 and $19.6 million of operating losses in certain jurisdictions may be carried forward indefinitely. Additionally, as of February 28, 2017, federal capital losses totaling $262.9 million are being carried forward and will expire in fiscal 2022.

We have recognized valuation allowances for operating loss carryforwards, capital loss carryforwards and other deferred tax assets when we believe it is more likely than not that these items will not be realized. The increase in our valuation allowances as of February 28, 2017, primarily relates to the recognition of a full valuation allowance for the federal capital losses generated for the year ended February 28, 2017.

A reconciliation of the total tax provision (benefit) to the amount computed by applying the statutory U.S. Federal income tax rate to income before provision for (benefit from) income taxes is as follows:

	For the Years Ended
	February 28, 2017		February 29, 2016		February 28, 2015
	Amount	% of Pretax Income	Amount	% of Pretax Income	Amount	% of Pretax Income
(in millions, except % of pretax income data)
Income tax provision at statutory rate	$732.7	35.0%	$525.4	35.0%	$412.8	35.0%
State and local income taxes, net of federal income tax benefit	23.4	1.1%	23.1	1.5%	16.1	1.4%
Earnings of subsidiaries taxed at other than U.S. statutory rate	(160.4)	(7.6%)	(101.2)	(6.7%)	(75.3)	(6.4%)
Canadian Divestiture	(25.5)	(1.2%)	—	—%	—	—%
Miscellaneous items, net	(16.0)	(0.8%)	(6.7)	(0.5%)	(10.2)	(0.9%)
Income tax provision at effective rate	$554.2	26.5%	$440.6	29.3%	$343.4	29.1%

For the years ended February 28, 2017, February 29, 2016, and February 28, 2015, the state and local income taxes, net of federal income tax benefit, includes benefits resulting from adjustments to the current and deferred state effective tax rates. These benefits include the recognition of prior period income tax refunds, decreases in uncertain tax positions and adjustments to the current and deferred state effective tax rates. The effect of earnings of foreign subsidiaries includes the difference between the U.S. statutory rate and local jurisdiction tax rates, as well as the provision for incremental U.S. taxes on unremitted earnings of certain foreign subsidiaries offset by foreign tax credits and other foreign adjustments.

The liability for income taxes associated with uncertain tax positions, excluding interest and penalties, and a reconciliation of the beginning and ending unrecognized tax benefit liabilities is as follows:

	For the Years Ended
	February 28, 2017	February 29, 2016	February 28, 2015
(in millions)
Balance as of March 1	$30.4	$85.5	$101.5
Increases as a result of tax positions taken during a prior period	—	0.1	0.1
Decreases as a result of tax positions taken during a prior period	(11.5)	(1.2)	(4.0)
Increases as a result of tax positions taken during the current period	21.3	3.7	7.7
Decreases related to settlements with tax authorities	—	(54.7)	(13.9)
Decreases related to lapse of applicable statute of limitations	(0.7)	(3.0)	(5.9)
Balance as of last day of February	$39.5	$30.4	$85.5

As of February 28, 2017, and February 29, 2016, we had $42.7 million and $32.3 million, respectively, of non-current unrecognized tax benefit liabilities, including interest and penalties, recorded on our balance sheets. These liabilities are recorded as non-current as payment of cash is not anticipated within one year of the balance sheet date.

As of February 28, 2017, and February 29, 2016, we had $39.5 million and $30.4 million, respectively, of unrecognized tax benefit liabilities that, if recognized, would decrease the effective tax rate.

We file U.S. Federal income tax returns and various state, local and foreign income tax returns. Major tax jurisdictions where we are subject to examination by tax authorities include Canada, Luxembourg, Mexico, New Zealand and the U.S. Various U.S. Federal, state and foreign income tax examinations are currently in progress. It is reasonably possible that the liability associated with our unrecognized tax benefit liabilities will increase or decrease within the next twelve months as a result of these examinations or the expiration of statutes of limitation. As of February 28, 2017, we estimate that unrecognized tax benefit liabilities could change by a range of $1 million to $20 million. With few exceptions, we are no longer subject to U.S. Federal, state, local or foreign income tax examinations for fiscal years prior to February 28, 2009.

We provide for additional tax expense based on probable outcomes of ongoing tax examinations and assessments in various jurisdictions. While it is often difficult to predict the outcome or the timing of resolution of any tax matter, we believe the reserves reflect the probable outcome of known tax contingencies. Unfavorable settlement of any particular issue would require the use of cash. Favorable resolution would be recognized as a reduction to the effective tax rate in the year of resolution.

The Internal Revenue Service (“IRS”) concluded its examination of our fiscal years ended February 28, 2010, and February 28, 2011. We received a Revenue Agent’s Report (“RAR”) from the IRS proposing tax assessments for those years. We disagree with certain assessments in this report and are continuing to address these matters through the IRS Appeals process. We believe that our position will be successfully sustained. For other items that were effectively settled, we reduced our liability for uncertain tax positions and recorded a tax benefit of $31.9 million for the year ended February 29, 2016. In addition, during the year ended February 29, 2016, various U.S. state and international examinations were finalized. In total, tax benefits of $51.0 million were recorded for the year ended February 29, 2016, related to the resolution of certain tax positions in connection with those examinations and the expiration of statutes of limitation.